EXHIBIT 99.1

Monroe Bancorp Reports Earnings of $1,975,000, or $0.317 Per Fully Diluted Share for 2009

BLOOMINGTON, Ind., Jan. 28, 2010 (GLOBE NEWSWIRE) -- Monroe Bancorp (the “Company”) (Nasdaq:MROE),  the independent Bloomington-based holding company for Monroe Bank (the “Bank”), reported net income of $1,975,000 or $0.317 per diluted common share for the year ended December 31, 2009, compared to $3,979,000 or $0.639 per diluted common share for the year ended December 31, 2008. This represents a 50.4 percent decrease in both net income and in diluted earnings per share.

As discussed in more detail below, net income was significantly impacted by asset quality related issues, most notably a $2,970,000, or 33.4 percent increase in the provision for loan losses from $8,880,000 in 2008 to $11,850,000 in 2009.

Return on average shareholders’ equity for 2009 was 3.49 percent, compared to 7.11 percent for the year ended December 31, 2008. Return on average assets for the year ended December 31, 2009 was 0.24 percent, compared to 0.50 percent for the year ended December 31, 2008.

“We are very disappointed by the degree to which problem loans, and our need to add to the provision for credit losses, affected our 2009 results. While we see some signs of the strengthening of real estate values in the markets we serve, the overall market remains depressed and we concluded that the elevated provision was warranted.  You can be confident that we are working hard to address asset quality issues that have been a drain on our earnings,” said Mark D. Bradford, President and Chief Executive Officer of Monroe Bancorp and Monroe Bank.

Net loss for the fourth quarter of 2009 was $617,000 or $0.099 per diluted common share, compared to a net loss of $209,000 or $0.034 per diluted common share for the fourth quarter of 2008 and net income of $710,000 or $0.114 per diluted common share for the third quarter of 2009. The provision for loan losses was $4,850,000 for the fourth quarter of 2009 compared to $4,150,000 for the same period of 2008.

Financial Performance

Net interest income before the provision for loan losses increased 1.0 percent to $23,837,000 for the year ended December 31, 2009 compared to $23,601,000 for 2008. The tax equivalent net interest margin declined during 2009, decreasing from 3.30 percent for the year ended December 31, 2008, to 3.15 percent for 2009.  See the table titled “Reconciliation of GAAP Net Interest Margin to Non-GAAP Net Interest Margin on a Tax-Equivalent Basis” for a reconcilement of GAAP net interest margin to Non-GAAP net interest margin on a tax equivalent basis.

A significant factor contributing to the decline in the Company’s net interest margin was the year over year increase in non-accruing loans and other real estate owned (OREO). The average combined balance of non-accruing loans and OREO was $18,413,000 during 2009 compared to $12,229,000 for 2008. Also contributing to the decline in net interest margin was the Company’s decision to maintain a higher level of liquidity during 2009. The Company maintained an average balance of $27,388,000 in Fed Funds sold (funds invested overnight with correspondent banks) during 2009 compared to $8,754,000 during 2008. The average yield on Fed Funds sold for the year was 0.14 percent. The Company maintained an elevated Fed Funds position in 2009 due to uncertainties in the banking industry but anticipates a positive impact when the position is lowered as financial market conditions stabilize.

Noninterest income totaled $11,983,000 for the year ended December 31, 2009, compared to $10,033,000 in 2008. Excluding the effect of the Company’s deferred compensation plan, noninterest income totaled $11,666,000 for 2009 compared to $10,832,000 during 2008. The $834,000 or 7.7 percent increase was driven by a $1,195,000 increase in gains from the sale of available for sale securities from the Company’s investment portfolio. See the table titled “Reconciliation of GAAP Noninterest Income & Expense to Noninterest Income & Expense Without the Financial Impact of the Deferred Compensation Plan” for a reconcilement of GAAP noninterest income and expense to noninterest income and expense without the financial impact of the deferred compensation plan.

Excluding gains from the sale of securities, the Company’s three largest sources of fee income were (1) deposit related fees ($3,477,000 in 2009, an 8.4 percent decrease from 2008 due to reduced customer overdraft activity), (2) trust fees ($2,313,000 in 2009, a 3.1 percent decrease from 2008 caused by a market driven decrease  in asset values under management) and (3) income from the sale of residential mortgages ($1,364,000 in 2009, a 94.0 percent increase over 2008 due to increased mortgage origination volume).

“Having a number of sources of significant fee income is an important part of our business strategy and is particularly important during years like 2009 when there is stress on the Company’s net interest income activities,” said Mr. Bradford.

Total noninterest expense increased 5.8 percent to $21,930,000 for the year ended December 31, 2009, as compared to $20,732,000 for 2008. Noninterest expense, excluding the effect of the Company’s deferred compensation plan, was $21,553,000 for 2009, compared to $21,425,000 for 2008. The $128,000, or 0.6 percent increase is the result of increases in FDIC assessment expenses (year over year increase of $1,004,000 or 208.7 percent). Excluding the FDIC expense increase, all other noninterest expense categories declined by a combined $876,000 or 4.2 percent. Staff reductions and reduced incentive plans contributed to a year over year decline in salaries and wages of $499,000 or 5.7 percent.

Asset Quality

Nonperforming assets and 90-day past due loans totaled $25,424,000 (3.17 percent of total assets) at December 31, 2009 compared to $21,622,000 (2.62 percent of total assets) at September 30, 2009 and $18,780,000 (2.29 percent of total assets) at December 31, 2008.

Net charge-offs for the fourth quarter of 2009 totaled $2,775,000 or 1.89 percent of total loans compared to $1,979,000 (1.30 percent of total loans) for the third quarter of 2009 and $2,375,000 (1.50 percent of total loans) for the fourth quarter of 2008.

The Bank employs an internal system called the “Watch List” to bring attention to credits with varying degrees of concern over the prospects of complete repayment, including both principal and all interest.   These concerns may be objectively based on the borrower’s financial and payment performance or on subjective concerns that Bank management has with the markets and conditions that the borrower operates within.  Loans on this list include:

  Loans with well defined weaknesses where the prospect of complete repayment of principal and interest is remote and loans placed on non-accrual where specific reserves and charge-offs are applied as needed, and

  Loans with potential weaknesses (whether borrower specific or due to market/economic considerations) that need to be resolved in order to avoid jeopardizing the complete repayment of principal and interest and the loan is subjected to additional scrutiny and assessment and internal documentation.

Loans on the Watch List tend to be more dependent on collateral if the borrower’s repayment capacity is diminished and the Bank devotes additional attention to revaluing the collateral as appropriate in assessing the probability of loss.

	12/31/2009	9/30/2009	6/30/2009	03/31/2009	12/31/2008
Total Loans $	587,365,000	608,667,000	624,018,000	630,842,000	633,091,000
Total Watch List Loans $	76,208,000	79,571,000	76,720,000	79,073,000	59,172,000
Number of Watch List Customers	69	73	69	67	52
Total Watch List $ > 30 Days Past Due	32,728,000	21,823,000	17,368,000	22,370,000	14,751,000
Total Watch List $ Customers Secured by Real Estate	71,450,000	73,704,000	70,697,000	72,005,000	55,507,000
Total Watch List $ Secured by Non R/E	3,103,000	4,196,000	5,855,000	6,878,000	3,268,000
Total Watch List $ Unsecured	1,655,000	1,671,000	168,000	190,000	397,000

Total Non Performing Loans $	20,603,000	16,993,000	18,576,000	13,696,000	14,329,000

As of December 31, 2009, 57.1 percent of the Watch List exposure was less than thirty days past due, compared to 72.6 percent as of September 30, 2009 and 75.1 percent as of December 31, 2008. Of the $76,208,000 of loans on the watch list on December 31, 2009, $55,303,000 (72.6 percent) were originated out of the Central Indiana (greater Indianapolis) offices.

The chart that follows provides details of watch list loans by collateral type.

	Total Bank Owned Balance	Watch List	% on Watch List	Non Accrual	Total $ > 30 Days Late
Total Loans at 12/31/09	587,365,000	76,208,000	13.0%	20,603,000	38,843,000
Participations Sold and Loans in Process	5,572,000	NA	NA	NA	NA
Loans Analyzed Below:	581,793,000	76,208,000	13.1%	20,603,000	38,843,000

Secured by Real Estate

Construction & Development
Spec 1-4 Residential Construction	13,435,000	8,414,000	62.6%	2,214,000	3,234,000
Pre Sold 1-4 Residential Construction	1,402,000	861,000	61.4%	--	738,000
Land Development Residential	32,312,000	25,679,000	79.5%	5,453,000	5,453,000
Total 1-4 Residential Construction and Development:	47,149,000	34,954,000	74.1%	7,667,000	9,425,000

Other CRE Owner Occupied Construction	1,471,000	--	--	--	--
Other CRE Non-Owner Occupied Construction	10,790,000	--	--	--	--
Land Development Commercial	1,450,000	328,000	22.6%	328,000	328,000
Total Commercial Construction and Development:	13,711,000	328,000	2.4%	328,000	328,000

Total Construction and Development:	60,860,000	35,282,000	58.0%	7,995,000	9,753,000

1-4 Family
1-4 Family Owner Occupied	77,596,000	1,744,000	2.2%	132,000	1,618,000
1-4 Family Non-Owner Occupied (Rental & Other)	50,471,000	3,711,000	7.4%	602,000	3,613,000
Total 1-4 Family:	128,067,000	5,455,000	4.3%	734,000	5,231,000

Multi Family - Other than Construction	87,288,000	4,891,000	5.6%	2,902,000	4,696,000

Other CRE Owner Occupied - Other Than Construction	95,591,000	11,265,000	11.8%	607,000	2,349,000
Other CRE Non-Owner Occupied - Other Than Construction	111,821,000	11,726,000	10.5%	6,934,000	11,985,000
Other CRE Non-Development Land - Other Than Construction	10,894,000	2,831,000	26.0%	1,127,000	1,208,000
Total Other CRE Loans - Other Than Construction:	218,306,000	25,822,000	11.8%	8,668,000	15,542,000

Total Secured by Real Estate:	494,521,000	71,450,000	14.4%	20,299,000	35,222,000

Other Secured Loans
Business Assets	51,627,000	3,076,000	6.0%	279,000	2,798,000
Consumer Products	10,416,000	27,000	0.3%	25,000	198,000
Financial Assets	10,702,000	--	0.0%	--	237,000
Sub Total: Other Secured Loans:	72,745,000	3,103,000	4.3%	304,000	3,233,000

Unsecured Loans
Unsecured Loans	14,527,000	1,655,000	11.4%	--	388,000

“While I am pleased that the watch list has stabilized over the past four quarters, I remain disappointed with the Company’s overall level of problem assets and the impact that they are having on our income. Problem asset resolution remains our number one priority,” said Mr. Bradford.

Financial Condition

Total assets at December 31, 2009 were $802,451,000, a decrease of 2.1 percent from $819,799,000 at December 31, 2008. The decline in total assets was largely driven by a $45,726,000 decline in total loans, which was partially offset by increases in Fed Funds sold, cash and interest-earning deposits.  Total loans, including loans held for sale, totaled $587,365,000 on December 31, 2009, a 7.2 percent decrease from total loans on December 31, 2008, which were $633,091,000.

Total deposits at December 31, 2009 were $634,254,000 compared to $665,179,000 at December 31, 2008, a decrease of $30,925,000 or 4.6 percent.

Other Company News

Additional steps were taken to increase the Company’s capital during 2009. On July 17, 2009, Monroe Bancorp raised $13 million of Tier 2 capital through the issuance of subordinated debentures. The net proceeds from the offering provided additional capital to Monroe Bank which better positions the Company to continue as a well capitalized institution during the current economic downturn and pursue lending and growth opportunities as the economy improves.

The Company will hold its Annual Meeting of Shareholders at 10 a.m., Thursday, April 29, 2010 at the Bloomington/Monroe County Convention Center in downtown Bloomington, Indiana.

About Monroe Bancorp

Monroe Bancorp, headquartered in Bloomington, Indiana, is an Indiana bank holding company with Monroe Bank as its wholly owned subsidiary. Monroe Bank was established in Bloomington in 1892, and offers a full range of financial, trust and investment services through its locations in Central and South Central Indiana. The Company's common stock is traded on the NASDAQ® Global Stock Market under the symbol MROE.

Additional financial information is included with this release. For further information, contact: Mark D. Bradford, President and Chief Executive Officer, (812) 331-3455.

The Monroe Bancorp logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4316

Use of Non-GAAP Financial Information

To supplement the Company's consolidated condensed financial statements presented on a GAAP basis, the Company has used the following non-GAAP measures of reporting:

(1) The net interest margin is reported on a tax equivalent basis. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a marginal income tax rate of 34 percent. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. A table entitled “Reconciliation of GAAP Net Interest Margin to Non-GAAP Net Interest Margin on a Tax-Equivalent Basis,” included at the end of the attached financial summary, reconciles the non-GAAP financial measure “net interest income (tax-equivalent)” with net interest income calculated and presented in accordance with GAAP.  The table also reconciles the non-GAAP financial measure “net interest margin (tax-equivalent)” with net interest margin calculated and presented in accordance with GAAP.

(2) Noninterest income and noninterest expense are reported without the effect of income and expenses related to securities held in a rabbi trust for the deferred compensation plan. A table entitled “Reconciliation of GAAP Noninterest Income & Expense to Noninterest Income & Expense Without the Financial Impact of the Deferred Compensation Plan”, included at the end of the attached financial summary, details all the items included in noninterest income and expense associated with the deferred compensation plan / rabbi trust and reconciles the GAAP numbers to the non-GAAP numbers. The activity in the rabbi trust has no effect on the Company’s net income, therefore, management believes a more accurate comparison of current and prior year noninterest income and noninterest expense can be made if items related to the rabbi trust are removed.

The Company believes these adjustments are appropriate to enhance an overall understanding of the Company's past financial performance and also its prospects for the future. These adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends and the Company's marketplace performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with generally accepted accounting principles in the United States.

Forward-Looking Statements

This release contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This release contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) changes in competitive pressures among depository institutions; (2) changes in the interest rate environment; (3) changes in prepayment speeds, charge-offs and loan loss provisions; (4) changes in general economic conditions, either national or in the markets in which the Company does business; (5) legislative or regulatory changes adversely affecting the business of the Company; (6) changes in real estate values or the real estate markets; and (7) the Company’s business development efforts in new markets in and around Hendricks and Hamilton Counties. Further information on other factors which could affect the financial results of the Company is included in the Company's filings with the Securities and Exchange Commission.

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

	Quarters Ended					Years Ended
	Dec 2009	Sep 2009	Jun 2009	Mar 2009	Dec 2008	Dec 2009	Dec 2008
BALANCE SHEET *
Cash and Interest-Earning Deposits	$35,977	$22,447	$25,030	$28,038	$15,058	$35,977	$15,058
Federal Funds Sold	14,154	44,089	30,238	16,150	8,663	14,154	8,663
Securities	121,250	108,301	102,291	108,087	121,530	121,250	121,530
Total Loans	587,365	608,667	624,018	630,842	633,091	587,365	633,091
Loans Held for Sale	3,226	3,725	8,640	4,659	3,389	3,226	3,389
Commercial & Industrial	81,102	90,150	92,778	103,306	104,779	81,102	104,779
Real Estate:
Commercial & Residential	393,632	391,362	393,308	392,414	398,896	393,632	398,896
Construction & Vacant Land	62,351	76,620	82,212	84,697	80,917	62,351	80,917
Home Equity	31,332	30,908	31,205	29,781	28,976	31,332	28,976
Installment Loans	15,722	15,902	15,875	15,985	16,134	15,722	16,134
Reserve for Loan Losses	15,256	13,181	12,960	12,336	11,172	15,256	11,172
Bank Premises and Equipment	19,879	20,127	20,312	20,605	20,750	19,879	20,750
Federal Home Loan Bank Stock	2,353	2,353	2,353	2,312	2,312	2,353	2,312
Interest Receivable and Other Assets	36,729	31,078	31,396	30,004	29,567	36,729	29,567
Total Assets	$802,451	$823,881	$822,678	$823,702	$819,799	$802,451	$819,799

Total Deposits	$634,254	$654,807	$672,992	$676,557	$665,179	$634,254	$665,179
Noninterest Checking	90,033	88,724	83,404	78,676	84,317	90,033	84,317
Interest Bearing Checking & NOW	210,542	209,937	214,998	118,421	107,124	210,542	107,124
Regular Savings	18,451	18,381	18,404	17,990	16,619	18,451	16,619
Money Market Savings	36,035	40,249	40,110	122,080	108,246	36,035	108,246
CDs & CDARs Less than $100,000	137,774	141,912	142,114	149,380	155,127	137,774	155,127
CDARs Greater than $100,000 & Brokered CDs	49,500	49,896	65,354	70,612	67,949	49,500	67,949
CDs Greater than $100,000	91,861	105,143	108,246	119,298	125,741	91,861	125,741
Other Time	58	565	362	101	56	58	56
Total Borrowings	106,056	103,388	86,403	85,070	93,203	106,056	93,203
Federal Funds Purchased	--	--	--	--	--	--	--
Securities Sold Under Repurchase Agreement	61,929	61,810	58,737	58,686	59,404	61,929	59,404
FHLB Advances	17,371	17,430	17,498	17,511	25,523	17,371	25,523
Loans Sold Under Repurchase Agreement & Other Debt	5,508	2,900	1,920	625	28	5,508	28
Subordinated Debentures	13,000	13,000	--	--	--	13,000	--
Subordinated Debentures - Trust Preferred	8,248	8,248	8,248	8,248	8,248	8,248	8,248
Interest Payable and Other Liabilities	5,939	8,465	6,828	6,098	5,496	5,939	5,496
Total Liabilities	746,249	766,660	766,223	767,725	763,878	746,249	763,878
Shareholders' Equity	56,202	57,221	56,455	55,977	55,921	56,202	55,921
Total Liabilities and Shareholders' Equity	$802,451	$823,881	$822,678	$823,702	$819,799	802,451	$819,799

Book Value Per Share	$9.03	$9.19	$9.07	$9.00	$8.99	$9.03	$8.99
End of Period Shares Issued and Outstanding	6,227,550	6,227,550	6,227,550	6,227,550	6,227,550	6,227,550	6,227,550
Less:Unearned ESOP Shares	2,102	3,477	4,852	6,226	7,601	2,102	7,601
End of Period Shares Used to Calculate Book Value	6,225,448	6,224,073	6,222,699	6,221,324	6,219,949	6,225,448	6,219,949
* period end numbers

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

	Quarters Ended					Years Ended
INCOME STATEMENT	Dec 2009	Sep 2009	Jun 2009	Mar 2009	Dec 2008	Dec 2009	Dec 2008
Interest Income	$8,711	$9,175	$9,177	$9,378	$10,141	$36,441	$42,462
Interest Expense	2,945	3,091	3,132	3,436	4,152	12,604	18,861
Net Interest Income	5,766	6,084	6,045	5,942	5,989	23,837	23,601
Loan Loss Provision	4,850	2,200	2,200	2,600	4,150	11,850	8,880
Total Noninterest Income	3,122	2,413	3,186	3,262	2,096	11,983	10,033
Service Charges on Deposit Accounts	874	905	887	811	946	3,477	3,796
Trust Fees	620	637	529	527	553	2,313	2,387
Commission Income	246	225	230	171	201	872	874
Gains on Sales of Loans	259	361	454	290	141	1,364	703
Gains on Sales of Available for Sale Securities	490	264	364	1,028	176	2,146	951
Gains (Losses) on Sales of Trading Securities Associated with Directors' Deferred Comp Plan	--	(201)	--	--	(1)	(201)	13
Unrealized Gains (Losses) on Trading Securities Associated with Directors' Deferred Comp Plan	51	377	222	(132)	(354)	518	(843)
BOLI Income	164	163	163	151	163	641	552
Net Gain (Loss) on Foreclosed Assets	(33)	(761)	(102)	(10)	(160)	(906)	(226)
Other Operating Income	451	443	439	426	431	1,759	1,826
Total Noninterest Expense	5,155	5,429	6,123	5,223	4,901	21,930	20,732
Salaries & Wages	2,027	2,075	2,073	2,069	2,160	8,244	8,743
Commissions, Options & Incentive Compensation	291	311	458	304	337	1,364	1,472
Employee Benefits	360	463	540	591	343	1,954	2,076
Premises & Equipment	895	899	930	928	826	3,652	3,373
Advertising	109	138	160	129	138	536	724
Legal Fees	83	115	111	126	158	435	566
FDIC expense	272	280	650	283	138	1,485	481
Appreciation (Depreciation) in Directors' Deferred Compensation Plan	61	184	237	(118)	(317)	364	(707)
Other Operating Expenses	1,057	964	964	911	1,118	3,896	4,004
Income (Loss) Before Income Tax	(1,117)	868	908	1,381	(966)	2,040	4,022
Income Tax Expense (Benefit)	(500)	158	132	274	(757)	65	43
Net Income (Loss) After Tax & Before Extraordinary Items	(617)	710	776	1,107	(209)	1,975	3,979
Extraordinary Items	--	--	--	--	--	--	--
Net Income (Loss)	$(617)	$710	$776	$1,107	$(209)	$1,975	$3,979

Basic Earnings Per Share	$(0.099)	$0.114	$0.125	$0.178	$(0.034)	$0.317	$0.640
Diluted Earnings Per Share	$(0.099)	$0.114	$0.125	$0.178	$(0.034)	$0.317	$0.639

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

	Quarters Ended					Years Ended
ASSET QUALITY	Dec 2009	Sep 2009	Jun 2009	Mar 2009	Dec 2008	Dec 2009	Dec 2008
Net Charge-Offs (Recoveries)	$2,775	$1,979	$1,576	$1,436	$2,375	$7,766	$4,362
OREO Expenses	113	795	140	47	121	1,095	229
Total Credit Charges	$2,888	$2,774	$1,716	$1,483	$2,496	$8,861	$4,591

Nonperforming Loans	$20,603	$16,993	$18,576	$13,696	$14,329	$20,603	$14,329
OREO	3,768	3,225	3,979	3,158	3,257	3,768	3,257
Nonperforming Assets	24,371	20,218	22,555	16,854	17,586	24,371	17,586
90 Day Past Due Loans Net of Nonperforming Loans	1,053	1,404	404	435	1,194	1,053	1,194
Nonperforming Assets + 90 Day Past Due	$25,424	$21,622	$22,959	$17,289	$18,780	$25,424	$18,780

RATIO ANALYSIS - CREDIT QUALITY *
NCO/Loans	1.89%	1.30%	1.01%	0.91%	1.50%	1.32%	0.69%
Credit Charges/Loans & OREO	1.95%	1.81%	1.09%	0.94%	1.57%	1.50%	0.72%
Nonperforming Loans/Loans	3.51%	2.79%	2.98%	2.17%	2.26%	3.51%	2.26%
Nonperforming Assets/Loans & OREO	4.12%	3.30%	3.59%	2.66%	2.76%	4.12%	2.76%
Nonperforming Assets/Assets	3.04%	2.45%	2.74%	2.05%	2.15%	3.04%	2.15%
Nonperforming Assets + 90 Day PD/Assets	3.17%	2.62%	2.79%	2.10%	2.29%	3.17%	2.29%
Reserve/Nonperforming Loans	74.05%	77.57%	69.77%	90.07%	77.97%	74.05%	77.97%
Reserve/Total Loans	2.60%	2.17%	2.08%	1.96%	1.76%	2.60%	1.76%
Equity & Reserves/Nonperforming Assets	293.21%	348.21%	307.76%	405.32%	381.51%	293.21%	381.51%
OREO/Nonperforming Assets	15.46%	15.95%	17.64%	18.74%	18.52%	15.46%	18.52%

RATIO ANALYSIS - CAPITAL ADEQUACY *
Equity/Assets	7.00%	6.95%	6.86%	6.80%	6.82%	7.00%	6.82%
Equity/Loans	9.57%	9.40%	9.05%	8.87%	8.83%	9.57%	8.83%

RATIO ANALYSIS - PROFITABILITY
Return on Average Assets	-0.30%	0.34%	0.38%	0.54%	-0.10%	0.24%	0.50%
Return on Average Equity	-4.29%	4.95%	5.53%	8.00%	-1.49%	3.49%	7.11%
Net Interest Margin (Tax-Equivalent) (1)	2.99%	3.20%	3.21%	3.20%	3.23%	3.15%	3.30%

* Based on period end numbers
(1) Interest income on tax-exempt securities has been adjusted to a tax-equivalent basis using a marginal income tax rate of 34%.

Monroe Bancorp (MROE)
Reconciliation of GAAP Net Interest Margin to Non-GAAP Net Interest Margin on a Tax-Equivalent Basis
(dollar amounts in thousands except per share data)

	Quarters Ended					Years Ended
	Dec 2009	Sep 2009	Jun 2009	Mar 2009	Dec 2008	Dec 2009	Dec 2008
Net Interest Income	$5,766	$6,084	$6,045	$5,942	$5,989	$23,837	$23,601
Tax Equivalent Adjustment	21	48	95	131	167	295	717
Net Interest Income - Tax Equivalent	$5,787	$6,132	$6,140	$6,073	$6,156	$24,132	$24,318

Average Earning Assets	$767,351	$760,949	$767,876	$769,735	$759,173	$766,456	$736,903

Net Interest Margin	2.98%	3.17%	3.16%	3.13%	3.14%	3.11%	3.20%

Net Interest Margin - Tax Equivalent	2.99%	3.20%	3.21%	3.20%	3.23%	3.15%	3.30%

	Year-to-Date
	Dec 2009	Sep 2009	Jun 2009	Mar 2009	Dec 2008
Net Interest Income	$23,837	$18,071	$11,987	$5,942	$23,601
Tax Equivalent Adjustment	295	274	227	131	717
Net Interest Income - Tax Equivalent	$24,132	$18,345	$12,214	$6,073	$24,318

Average Earning Assets	$766,456	$766,154	$768,800	$769,735	$736,903

Net Interest Margin	3.11%	3.15%	3.14%	3.13%	3.20%

Net Interest Margin - Tax Equivalent	3.15%	3.20%	3.20%	3.20%	3.30%

Monroe Bancorp (MROE)
Financial Impact on Net Income of Deferred Compensation Plan
(dollar amounts in thousands except per share data)

	Quarters Ended					Years Ended
	Dec 2009	Sep 2009	Jun 2009	Mar 2009	Dec 2008	Dec 2009	Dec 2008
Interest and Dividend Income	$13	$11	$18	$18	$29	$60	$106
Realized and Unrealized Gains (Losses)	51	176	222	(132)	(355)	317	(829)
Other Income	--	--	--	--	12	--	30
Total Income (Loss) From Plan:	64	187	240	(114)	(314)	377	(693)

Change in Deferred Compensation Liability	61	184	237	(118)	(317)	364	(707)
Trustee Fees	3	3	3	4	3	13	14
Total Expense of Plan:	64	187	240	(114)	(314)	377	(693)

Net Impact of Plan:	$--	$--	$--	$--	$--	$--	$--

Reconciliation of GAAP Noninterest Income & Expense to Noninterest Income & Expense Without the Financial Impact of the Deferred Compensation Plan
(dollar amounts in thousands except per share data)

	Quarters Ended					Years Ended
	Dec 2009	Sep 2009	Jun 2009	Mar 2009	Dec 2008	Dec 2009	Dec 2008
Total Noninterest Income	$3,122	$2,413	$3,186	$3,262	$2,096	$11,983	$10,033
Income of Deferred Comp Plan Incl. in Noninterest Income	51	176	222	(132)	(343)	317	(799)
Adjusted Noninterest Income:	3,071	2,237	2,964	3,394	2,439	11,666	10,832

Total Noninterest Expense	5,155	5,429	6,123	5,223	4,901	21,930	20,732
Expense of Deferred Compensation Plan	64	187	240	(114)	(314)	377	(693)
Adjusted Noninterest Expense:	5,091	5,242	5,883	5,337	5,215	21,553	21,425

	Year-to-Date
	Dec 2009	Sep 2009	Jun 2009	Mar 2009	Dec 2008
Total Noninterest Income	$11,983	$8,861	$6,448	$3,262	$10,033
Income of Deferred Comp Plan Incl. in Noninterest Income	317	266	90	(132)	(799)
Adjusted Noninterest Income:	11,666	8,595	6,358	3,394	10,832

Total Noninterest Expense	21,930	16,775	11,346	5,223	20,732
Expense of Deferred Compensation Plan	377	313	126	(114)	(693)
Adjusted Noninterest Expense:	21,553	16,462	11,220	5,337	21,425

Monroe Bancorp (MROE)
Select Average Balance Sheet Information
(dollar amounts in thousands except per share data)

	Quarters Ended					Years Ended
	Dec 2009	Sep 2009	Jun 2009	Mar 2009	Dec 2008	Dec 2009	Dec 2008
Total Average Loans	$596,948	$616,125	$628,831	$632,878	$624,421	$618,590	$601,875
Average Commercial & Industrial	84,250	91,479	101,992	103,046	101,347	95,130	99,353
Average Real Estate:	496,913	508,690	510,759	513,886	506,315	507,519	484,841
Average Commercial & Residential	392,002	398,418	394,439	397,507	379,409	395,584	357,018
Average Construction & Vacant Land	73,724	79,152	85,310	86,966	98,531	81,246	101,380
Average Home Equity	31,187	31,120	31,010	29,413	28,375	30,689	26,443
Average Installment Loans	15,785	15,956	16,080	15,946	16,759	15,941	17,681
Average Federal Funds Sold	32,372	33,927	26,975	16,028	11,444	27,388	8,754
Average Federal Home Loan Bank Stock	2,353	2,353	2,353	2,312	2,312	2,343	2,312

Total Average Deposits	$648,825	$650,301	$673,216	$678,377	$669,074	$662,565	$649,540
Average Noninterest Checking	88,702	85,037	83,321	79,257	81,805	84,108	79,503
Average Interest Bearing Checking & NOW	218,038	200,756	199,693	113,465	120,196	183,323	127,282
Average Regular Savings	18,447	18,558	18,538	17,132	16,658	18,173	17,618
Average Money Market Savings	39,834	39,977	47,434	118,577	104,398	61,181	107,723
Average CDs Less than $100,000	172,071	184,132	189,998	209,036	197,271	187,789	159,120
Average CDs Greater than $100,000	93,952	104,817	118,057	125,152	132,340	111,300	142,126
Average IRAs and Other Time	17,781	17,024	16,175	15,758	16,406	16,691	16,168
Average Federal Funds Purchased	133	43	185	974	321	331	3,149
Average Securities Sold Under Repurchase Agreement	63,743	59,341	58,783	54,210	55,674	59,046	45,686
Average FHLB Advances	17,387	17,484	17,506	19,364	19,486	17,929	18,698
CONTACT:  Monroe Bancorp
          Mark D. Bradford, President and Chief Executive Officer
          (812) 331-3455
          (800) 319-2664
          Fax: (812) 331-3445
          Bradford@monroebank.com
          www.monroebank.com